                               POWER OF ATTORNEY

We, the undersigned directors and officers of The Lincoln National Life Insurance Company, hereby revoke all powers of attorney authorizing any person to act as attorney-in-fact relative to Lincoln National Variable Annuity Account L (Group Variable Annuity I), which were previously executed by us and do hereby severally constitute and appoint Kelly D. Clevenger, Jeffrey K. Dellinger, and Steven M. Kluever, our true and lawful attorneys-in-fact, with full power in each of them to sign for us, in our names and in the capacities indicated below, any and all amendments to Registration Statement No. 333-4999 filed with the Securities and Exchange Commission under the Securities Act of 1933, on behalf of the Company in its own name or in the name of one of its Separate Accounts, hereby ratifying and confirming our signatures as they may be singed by any of our attorneys-in-fact to any such amendment to that Registration Statement. The power of attorney was signed by us on February 3, 1999.


Signature                                   Title
---------                                   -----

/s/ Gabriel L. Shaheen                      President, Chief Executive Officer and Director
-------------------------------------       (Principal Executive Officer)
Gabriel L. Shaheen


                                            Executive Vice President and Director
-------------------------------------
Lawrence T. Rowland


                                            Senior Vice President, Assistant Treasurer and
-------------------------------------       Chief Financial Officer
Keith J. Ryan                               (Principal Financial Officer and Principal
                                            Accounting Officer)

                                            Director
-------------------------------------
H. Thomas McMeekin


                                            Director
-------------------------------------
Richard C. Vaughan


                                            Director
-------------------------------------
Jon A. Boscia


STATE OF INDIANA )
                 )SS:
COUNTY OF ALLEN  )

                                            Subscribed and sworn to before me this
                                            3rd day of February, 1999.

                                            /s/Janet L. Lindenberg
                                            --------------------------------------
                                            Notary public

                                            Commission Expires: 7-10-2001
                                                                ---------

                               POWER OF ATTORNEY

We, the undersigned directors and officers of The Lincoln National Life Insurance Company, hereby revoke all powers of attorney authorizing any person to act as attorney-in-fact relative to Lincoln National Variable Annuity Account L (Group Variable Annuity I), which were previously executed by us and do hereby severally constitute and appoint Kelly D. Clevenger, Jeffrey K. Dellinger, and Steven M. Kluever, our true and lawful attorneys-in-fact, with full power in each of them to sign for us, in our names and in the capacities indicated below, any and all amendments to Registration Statement No. 333-4999 filed with the Securities and Exchange Commission under the Securities Act of 1933, on behalf of the Company in its own name or in the name of one of its Separate Accounts, hereby ratifying and confirming our signatures as they may be singed by any of our attorneys-in-fact to any such amendment to that Registration Statement. The power of attorney was signed by us on February 3, 1999.


Signature                                   Title
---------                                   -----

                                            President, Chief Executive Officer and Director
-------------------------------------       (Principal Executive Officer)
Gabriel L. Shaheen


/s/ Lawrence T. Rowland                     Executive Vice President and Director
-------------------------------------
Lawrence T. Rowland


                                            Senior Vice President, Assistant Treasurer and
-------------------------------------       Chief Financial Officer
Keith J. Ryan                               (Principal Financial Officer and Principal
                                            Accounting Officer)

                                            Director
-------------------------------------
H. Thomas McMeekin


                                            Director
-------------------------------------
Richard C. Vaughan


                                            Director
-------------------------------------
Jon A. Boscia


STATE OF INDIANA )
                 )SS:
COUNTY OF ALLEN  )

                                            Subscribed and sworn to before me this
                                            3rd day of February, 1999.

                                            /s/Janet L. Lindenberg
                                            --------------------------------------
                                            Notary public

                                            Commission Expires: 7-10-2001
                                                                ---------

                               POWER OF ATTORNEY

We, the undersigned directors and officers of The Lincoln National Life Insurance Company, hereby revoke all powers of attorney authorizing any person to act as attorney-in-fact relative to Lincoln National Variable Annuity Account L (Group Variable Annuity I), which were previously executed by us and do hereby severally constitute and appoint Kelly D. Clevenger, Jeffrey K. Dellinger, and Steven M. Kluever, our true and lawful attorneys-in-fact, with full power in each of them to sign for us, in our names and in the capacities indicated below, any and all amendments to Registration Statement No. 333-4999 filed with the Securities and Exchange Commission under the Securities Act of 1933, on behalf of the Company in its own name or in the name of one of its Separate Accounts, hereby ratifying and confirming our signatures as they may be singed by any of our attorneys-in-fact to any such amendment to that Registration Statement. The power of attorney was signed by us on February 3, 1999.


Signature                                   Title
---------                                   -----

                                            President, Chief Executive Officer and Director
-------------------------------------       (Principal Executive Officer)
Gabriel L. Shaheen


                                            Executive Vice President and Director
-------------------------------------
Lawrence T. Rowland


/s/ Keith J. Ryan                           Senior Vice President, Assistant Treasurer and
-------------------------------------       Chief Financial Officer
Keith J. Ryan                               (Principal Financial Officer and Principal
                                            Accounting Officer)

                                            Director
-------------------------------------
H. Thomas McMeekin


                                            Director
-------------------------------------
Richard C. Vaughan


                                            Director
-------------------------------------
Jon A. Boscia


STATE OF INDIANA )
                 )SS:
COUNTY OF ALLEN  )

                                            Subscribed and sworn to before me this
                                            3rd day of February, 1999.

                                            /s/Janet L. Lindenberg
                                            --------------------------------------
                                            Notary public

                                            Commission Expires: 7-10-2001
                                                                ---------

                               POWER OF ATTORNEY

We, the undersigned directors and officers of The Lincoln National Life Insurance Company, hereby revoke all powers of attorney authorizing any person to act as attorney-in-fact relative to Lincoln National Variable Annuity Account L (Group Variable Annuity I), which were previously executed by us and do hereby severally constitute and appoint Kelly D. Clevenger, Jeffrey K. Dellinger, and Steven M. Kluever, our true and lawful attorneys-in-fact, with full power in each of them to sign for us, in our names and in the capacities indicated below, any and all amendments to Registration Statement No. 333-4999 filed with the Securities and Exchange Commission under the Securities Act of 1933, on behalf of the Company in its own name or in the name of one of its Separate Accounts, hereby ratifying and confirming our signatures as they may be singed by any of our attorneys-in-fact to any such amendment to that Registration Statement. The power of attorney was signed by us on February 3, 1999.


Signature                                   Title
---------                                   -----

                                            President, Chief Executive Officer and Director
-------------------------------------       (Principal Executive Officer)
Gabriel L. Shaheen


                                            Executive Vice President and Director
-------------------------------------
Lawrence T. Rowland


                                            Senior Vice President, Assistant Treasurer and
-------------------------------------       Chief Financial Officer
Keith J. Ryan                               (Principal Financial Officer and Principal
                                            Accounting Officer)

/s/ H. Thomas McMeekin                      Director
-------------------------------------
H. Thomas McMeekin


                                            Director
-------------------------------------
Richard C. Vaughan


                                            Director
-------------------------------------
Jon A. Boscia


STATE OF INDIANA )
                 )SS:
COUNTY OF ALLEN  )

                                            Subscribed and sworn to before me this
                                            3rd day of February, 1999.

                                            /s/Janet L. Lindenberg
                                            --------------------------------------
                                            Notary public

                                            Commission Expires: 7-10-2001
                                                                ---------

                               POWER OF ATTORNEY

We, the undersigned directors and officers of The Lincoln National Life Insurance Company, hereby revoke all powers of attorney authorizing any person to act as attorney-in-fact relative to Lincoln National Variable Annuity Account L (Group Variable Annuity I), which were previously executed by us and do hereby severally constitute and appoint Kelly D. Clevenger, Jeffrey K. Dellinger, and Steven M. Kluever, our true and lawful attorneys-in-fact, with full power in each of them to sign for us, in our names and in the capacities indicated below, any and all amendments to Registration Statement No. 333-4999 filed with the Securities and Exchange Commission under the Securities Act of 1933, on behalf of the Company in its own name or in the name of one of its Separate Accounts, hereby ratifying and confirming our signatures as they may be singed by any of our attorneys-in-fact to any such amendment to that Registration Statement. The power of attorney was signed by us on February 3, 1999.


Signature                                   Title
---------                                   -----

                                            President, Chief Executive Officer and Director
-------------------------------------       (Principal Executive Officer)
Gabriel L. Shaheen


                                            Executive Vice President and Director
-------------------------------------
Lawrence T. Rowland


                                            Senior Vice President, Assistant Treasurer and
-------------------------------------       Chief Financial Officer
Keith J. Ryan                               (Principal Financial Officer and Principal
                                            Accounting Officer)

                                            Director
-------------------------------------
H. Thomas McMeekin


/s/ Richard C. Vaughan                      Director
-------------------------------------
Richard C. Vaughan


                                            Director
-------------------------------------
Jon A. Boscia


STATE OF INDIANA )
                 )SS:
COUNTY OF ALLEN  )

                                            Subscribed and sworn to before me this
                                            3rd day of February, 1999.

                                            /s/Janet L. Lindenberg
                                            --------------------------------------
                                            Notary public

                                            Commission Expires: 7-10-2001
                                                                ---------

                               POWER OF ATTORNEY

We, the undersigned directors and officers of The Lincoln National Life Insurance Company, hereby revoke all powers of attorney authorizing any person to act as attorney-in-fact relative to Lincoln National Variable Annuity Account L (Group Variable Annuity I), which were previously executed by us and do hereby severally constitute and appoint Kelly D. Clevenger, Jeffrey K. Dellinger, and Steven M. Kluever, our true and lawful attorneys-in-fact, with full power in each of them to sign for us, in our names and in the capacities indicated below, any and all amendments to Registration Statement No. 333-4999 filed with the Securities and Exchange Commission under the Securities Act of 1933, on behalf of the Company in its own name or in the name of one of its Separate Accounts, hereby ratifying and confirming our signatures as they may be singed by any of our attorneys-in-fact to any such amendment to that Registration Statement. The power of attorney was signed by us on February 3, 1999.


Signature                                   Title
---------                                   -----

                                            President, Chief Executive Officer and Director
-------------------------------------       (Principal Executive Officer)
Gabriel L. Shaheen


                                            Executive Vice President and Director
-------------------------------------
Lawrence T. Rowland


                                            Senior Vice President, Assistant Treasurer and
-------------------------------------       Chief Financial Officer
Keith J. Ryan                               (Principal Financial Officer and Principal
                                            Accounting Officer)

                                            Director
-------------------------------------
H. Thomas McMeekin


                                            Director
-------------------------------------
Richard C. Vaughan


/s/ Jon A. Boscia                           Director
-------------------------------------
Jon A. Boscia


STATE OF INDIANA )
                 )SS:
COUNTY OF ALLEN  )

                                            Subscribed and sworn to before me this
                                            3rd day of February, 1999.

                                            /s/Janet L. Lindenberg
                                            --------------------------------------
                                            Notary public

                                            Commission Expires: 7-10-2001
                                                                ---------